ABSC 2004-HE8

Credit Suisse First Boston

A
	% of pool	average LTV	LTV above 80%	LTV above 90%	% full doc	% owner occ	ave wac	% below 100k	% above 500k	% IO	ave DTI	DTI > 45%	% Silent seconds	% Second Liens
FICO 600 - 580	10.92	80.16	41.51	12.41	65.91	97.88	7.046	10.55	8.67	13.45	40.71	35.22	21	4.78
FICO 579 - 560	6.94	79.47	49.89	9.08	56.23	98.58	7.231	8.4	9.48	1.26	41.08	37.69	5.41	0.64
FICO below 560	13.77	77.03	37.76	2.49	58.67	98.55	7.806	10.73	4.93	0.58	41.09	40.59	4.45	0.36

B
	% of pool	average LTV	FICO <600	FICO < 575	% full doc	% owner occ	ave wac	% below 100k	% above 500k	% IO	ave DTI	DTI > 45%	LTV above 80%	LTV above 90%	% Silent seconds	% Second Liens
LTV 85.01% - 90.00%	15.17	89.73	35.74	19.9	56.86	87.87	7.1	6.04	9.95	18.29	40.87	36.88	100	0	3.07	0.64
LTV 90.01% - 95.00%	8.38	94.67	19.16	9.27	59.26	95.03	7.376	6.85	7.9	19.05	41.98	44.18	100	100	0.24	3.87
LTV 95.01% - 100.00%	7.68	99.95	7.65	0.84	40.46	99.02	9.881	65.87	0.54	0.49	41.15	34.67	100	100	0	84.12

C
	% of pool	average LTV	FICO <600	FICO < 575	% full doc	% owner occ	ave wac	% below 100k	% above 500k	% IO	ave DTI	DTI > 45%	LTV above 80%	LTV above 90%	% Silent seconds	% Second Liens
DTI 40.01% - 45.00%	25.04	82.39	27.82	15.94	41.48	96.21	7.024	9.05	11.01	25.59	42.87	0	41.25	15.43	33.65	8.11
DTI 45.01% - 50.00%	27.69	83	33.97	21.43	46.50	95.84	7.177	9.62	9.35	16.28	47.88	100	48.01	19.1	27.9	7.66
DTI > 50.00%	6.47	78.59	38.65	24.57	64.90	90.64	6.882	7.99	10.33	7.69	53.23	100	36.11	16.68	20.49	4.66

D
	% of pool	average LTV	FICO <600	FICO < 575	% full doc	% owner occ	ave wac	% below 100k	% above 500k	% IO	ave DTI	DTI > 45%	LTV > 80%	LTV > 90%	% Silent seconds	% Second Liens
Non Owner Occ	3.61	82.62	11.45	5.62	38.37	0	7.358	10.45	4.8	1.07	38.33	34.11	63.93	5.43	2.32	0
Stated Docs	30.57	78.59	30.09	19.07	0.00	93.31	7.176	6.45	11.02	14.29	40.35	33.32	36.45	9.43	14.78	3.52
Loans below 100k	9.96	89.88	31.73	19.02	54.38	94.88	9.062	100	0	1.04	39.51	31.94	71.67	56.6	10.7	51.34
IO Loans	20.37	81.46	7.31	0.49	49.15	98.45	6.286	0.51	16.68	100	39.91	24.56	29.45	8.02	58.47	0

E	When do Ios reset
	Remaining Interest Only Term	Count	Balance ($)	% of Balance	WAC	Remaining Term	WA LTV	WA FICO
	0	5818	1,005,670,708.18	79.63	7.224	344	81.47	623
	19	2	423,975.00	0.03	6.782	355	80	602
	20	10	2,363,898.84	0.19	7.233	356	82.21	632
	21	17	4,184,950.00	0.33	6.963	357	83.97	639
	22	248	71,737,918.20	5.68	6.458	358	81.16	644
	23	43	10,727,702.00	0.85	6.677	359	82.75	654
	33	4	832,600.01	0.07	6.601	357	81.33	631
	34	19	5,513,500.00	0.44	5.949	358	81.1	655
	35	1	188,720.00	0.01	6.25	359	80	596
	54	1	53,900.00	0	6.375	354	78.2	600
	55	4	1,437,768.69	0.11	6.972	355	80	729
	56	24	6,524,202.04	0.52	6.534	356	78.65	652
	57	117	34,370,586.91	2.72	6.427	357	81.79	661
	58	364	114,967,360.00	9.1	6.078	358	81.44	669
	118	9	3,178,314.00	0.25	5.309	298	84.62	726
	119	2	818,200.00	0.06	5.48	299	82.36	738

F	Is DTI off current mortgage rate for IO

H	What are top 10 cities and average strats for each
	Top 10 Cities of Overall Pool	Loans	Balance ($)	Balance(%)	Rate (%)	Remaining Term(months)	LTV	Score
	LOS ANGELES	163	40,606,482.42	3.22	6.841	347	78.09	648
	LAS VEGAS	89	18,725,173.36	1.48	6.984	349	80.64	630
	SAN DIEGO	49	15,109,656.11	1.2	6.879	344	79.84	634
	CHICAGO	83	12,995,633.48	1.03	7.454	345	83.14	632
	SACRAMENTO	66	12,432,955.09	0.98	6.84	347	80.24	626
	MIAMI	65	10,601,851.00	0.84	7.611	352	81.96	627
	PALMDALE	53	9,553,124.09	0.76	7.041	344	79.56	629
	RIVERSIDE	40	9,269,393.66	0.73	6.743	348	80.4	627
	BROOKLYN	33	9,259,824.01	0.73	7.04	346	80.6	647
	LANCASTER	58	9,187,200.87	0.73	7.087	336	83.35	642

I	What % of pool are LTV above 90% and stated doc, IO, FICO below 600 or NOO?
			Loans	Balance ($)	Balance(%)	Rate (%)	Remaining Term(months)	LTV	Score
	LTV > 90.00	Stated Doc	304	36,389,393.40	2.88	8.881	349	97.41	676
	LTV > 90.00	Interest Only	70	20,640,190.00	1.63	7.056	358	94.96	648
	LTV > 90.00	FICO < 600	252	27,704,022.73	2.19	8.569	319	95.95	578
	LTV > 90.00	Non-Owner Occupied	14	2,472,515.17	0.2	7.635	358	95	676

J	What is max LTv fo stated income and minimum FICO for stated income?
	Max LTV for Stated Income Documentation:	100.00%
	Min Fico for Stated Income Documentation:	500

K	What is min FICO for loans above 90% LTV
	Min Fico for ltv greater than 90:	500

L	Seasoning hisotry - any over 3m?

	Seasoning History	Loan Count	Balance	% of Balance	WAC	RTERM	WA LTV	WA FICO
	0	2	236980	0.02	6.734	338	82.45	644
	1	271	48802548	3.86	7.31	357	83.44	628
	2	4992	945593621.4	74.87	6.986	347	81.14	629
	3	1159	221752040	17.56	7.081	343	82.19	636
	4	192	35961731.92	2.85	7.427	343	82.66	635
	5	45	7397443.01	0.59	7.57	347	82.66	642
	6	15	2565713.59	0.2	7.253	341	81.57	625
	7	4	410176.83	0.03	9.744	353	92.56	637
	8	2	198849.17	0.02	6.883	352	80.92	630
	9	1	75200	0.01	10.125	351	80	629
	Total:	6,683	1,262,994,303.87	100	7.033	346	81.47	630

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